SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) June 6, 2000
                                  -----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------


















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ITEM 5. OTHER EVENTS

   On June 6, 2000, General Motors Corporation (GM) issued a press release announcing that GM declared a three-for-one stock split of GM Class H common stock. The release is as follows:

GM ANNOUNCES THREE-FOR-ONE SPLIT OF CLASS H STOCK

WILMINGTON, Del. - The General Motors Corp. (NYSE: GM, GMH) Board of Directors today declared a three-for-one stock split of GM Class H common stock. The stock split will be in the form of a 200 percent stock dividend, payable on June 30, 2000 to GM Class H stockholders of record on June 13, 2000.

"The split will make the Class H stock substantially more liquid and accessible to a broader range of investors," said General Motors Chairman John F. Smith, Jr. "We believe that the appreciation in the value of the Class H stock has made this the right course of action." The board's announcement follows stockholder approval, received at this morning's GM annual stockholders' meeting, of a management proposal to increase the number of authorized shares of GM Class H common stock from 600 million shares to 3.6 billion shares. An amendment to GM's certificate of incorporation implementing the increase was filed today.

GM announced, in February 2000, a broad restructuring of its economic interest in Hughes in order for GM and its stockholders to realize more of the economic value of Hughes. General Motors repurchased about 14 percent of its outstanding GM $1-2/3 par value common stock using approximately $9 billion of GM Class H common stock through a successful exchange offer completed in May 2000. During the second quarter of 2000, GM also plans to contribute up to $7 billion of Class H stock to certain of its employee benefit plans.

GM's Class H stock is a tracking stock designed to provide holders with financial returns based on the financial performance of Hughes Electronics Corporation, a wholly owned subsidiary of General Motors.


                                      # # #



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    June 12, 2000
        -----------------
                                       By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)







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